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                               NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement (the "AGREEMENT") dated October 19, 1996 is among Sun International Hotels Limited, a Bahamian corporation ("SIHL"), Waterford Gaming, L.L.C., a Delaware limited liability company ("PURCHASER"), and Trading Cove Associates, a Connecticut general partnership ("TCA").

                                       RECITALS

         A. TCA and SIHL are parties to an Omnibus Financing Agreement dated as of September 21, 1995 (as amended, the "OMNIBUS AGREEMENT"), which remains in full force and effect.

         B. The term "Original Subordinated Notes" as used in the Omnibus Agreement and in this Agreement means the 15% Subordinated Notes due November 15, 2003 issued by the Mohegan Tribal Gaming Authority in the original aggregate principal amount of $40,000,000, all of which are Currently outstanding and of which $38,300,000 principal amount are owned by SIHL or an affiliate of SIHL (the "SIHL NOTES") and $1,700,000 principal amount are owned by TCA in the form of a single note certificate registered solely in the name of TCA (the"TCA NOTE")

         C. Section 3 of the Omnibus Agreement provides that the Original Partners of TCA shall have the right at any time to purchase without premium from SIHL a participating interest in the Original Subordinated Notes not to exceed the Original Partners' Percentage Interest in TCA (as such terms are defined in the Amended and Restated Partnership Agreement of TCA) (the "SECTION 3 RIGHT").

         D. In anticipation of and in connection with certain simultaneous future transactions whereby Purchaser will acquire the, entire Original Partners' Percentage Interest in TCA, being a 50% Percentage Interest in TCA,
(1) Purchaser wishes to exercise the Section 3 Right to purchase 50% of the outstanding SIHL Notes from SIHL, and SIHL is willing to sell such portion of the SIHL Notes to Purchaser, and (J) recognizing that Purchaser (directly) and SIHL (indirectly) each then will own a 50% Percentage Interest in TCA, the parties wish to provide for the outstanding principal amount of the TCA Note to be reregistered half in the name of Purchaser and half in the name of SIHL, all on the terms and conditions set forth in this Agreement.

                                      AGREEMENTS

         In consideration of the above Recitals and the agreements set forth below, the parties agree as follows:

         1. Upon the terms and conditions and upon the basis of the representations herein set forth, Purchaser hereby agrees to purchase from SIT-IL or an affiliate of SIHL, and SIHL, or an affiliate of SIHL, hereby agrees to sell to Purchaser, Nineteen Million One Hundred Fifty Thousand Dollars ($19,150.000) aggregate principal amount of the Original Subordinated Notes, together with all accrued and unpaid interest thereon to and including the date of the Closing (as defined below) and any Additional Amounts (as defined in the Omnibus Agreement) that have accrued and are unpaid thereon (collectively, the "SUBJECT NOTES") for a purchase price equal to the sum of (a) the aggregate principal amount thereof ($19,150,000), without any premium or discount, plus
(b) all accrued and unpaid interest thereon to and including the date of the Closing (as defined below) plus (c) any Additional Amounts (as defined in the Omnibus Agreement) that have accrued and are unpaid thereon.


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         2.   SIHL shall do all things necessary in accordance with Section 9 of the form of the Original Subordinated Notes to effectuate the assignment, and the registration of the transfer, of the Subject Notes to Purchaser at the Closing, including without limitation duly presenting the Subject Notes to the Registrar (as defined in Section 3 of the form of the Original Subordinated Notes) for registration of such transfer, with a duly completed and signed Assignment Form.

         3. Subject to the terms and conditions hereof, at such time, date or location as may be agreed upon in writing by SIHL and Purchaser, SIHL shall cause the Registrar to deliver the Subject Notes to Purchaser and Purchaser shall accept delivery of the Subject Notes and pay the purchase price for the Subject Notes as set forth in Paragraph I above by wire transfer, to SIHL, in Federal Reserve funds immediately available, for the account of SIHL or as SIHL shall direct. This delivery and payment is hereby called the "CLOSING."

         4. In connection with the above-described transactions, at no cost to Purchaser or SIHL,, and as a return of capital contributions used by TCA to purchase the TCA Note, TCA agrees to cause the outstanding TCA Note to be reregistered half solely in the name of Purchaser and half solely in the name of SIHL (i.e., dividing the $1,700,000 outstanding principal amount of the TCA Note equally between Purchaser and SIHL), effective simultaneously with the consummation of the sale of the Subject Notes to Purchaser. TCA shall do all things necessary in accordance with Section 9 of the form of the Original Subordinated Notes to effectuate the assignment, and the registration of the transfer, of such equal $850,000 portions of the outstanding principal amount of the TCA Note to Purchaser and SIHL at the Closing, including without limitation duly presenting the TCA Note to the Registrar, with a duly completed and signed Assignment Form or Forms, together with directions to the Registrar to cancel the TCA Note and issue in exchange therefor two Original Subordinated Notes, each in the principal amount of $850,000, one registered solely in the name of Purchaser and the other registered solely in the name of SIHL.

         5.   TCA represents and warrants to Purchaser and SIHL as follows:

              (a) TCA has the power and authority to execute, deliver and perform this Agreement and to consummate the transfers of the TCA Note contemplated by this Agreement. This Agreement has been duly authorized by all necessary partnership action on the part of TCA, has been duly and validly executed and delivered by TCA and constitutes the valid, binding and enforceable agreement of TCA.

              (b) The transfers of the TCA Note pursuant to this Agreement are not in violation of any agreement or laws to which TCA is subject.

              (c) TCA is and at the Closing will be the sole owner of $1,700,000 aggregate principal amount of Original Subordinated Notes, free and clear of all liens, encumbrances and claims other than tile rights of Purchaser and SIHL under this Agreement.

         6.   SIHL represents and warrants to Purchaser as follows:

              (a) SIHL has the power and authority to execute, deliver and perform this Agreement and to consummate the sale of the Subject Notes contemplated by this Agreement. This Agreement has been duly authorized by all necessary corporate action on the part of SIHL, has been duly and validly executed and delivered by SIHL and

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         constitutes the valid, binding and enforceable agreement of SIHL.

              (b) The sale of the Subject Notes pursuant to this Agreement is not in violation of any agreement or corporate or other laws to which SIHL or any affiliate of SIHL is subject.

              (c) Exclusive of the portion of the TCA Note to be transferred to SIHL pursuant to this Agreement, SIHL or an affiliate of SIHL is and until the Closing will be the sole owner of $38,300,000 aggregate principal amount of Original Subordinated Notes, and at Closing such Original Subordinated Notes will be free and clear of all liens, encumbrances and claims other than the Section 3 Right,

         7.   Purchaser represents and warrants to SIHL as follows:

              (a) Purchaser has the power and authority to execute. deliver and perform this Agreement.

              (b) This Agreement has been duly authorized by all necessary partnership action on the part of Purchaser, has been duly and validly executed and delivered by Purchaser and constitutes the valid, binding and enforceable agreement of Purchaser.

         8. Purchaser has entered into this Agreement in reliance upon the representations and warranties of SIHL and TCA herein and the performance by SIHL and TCA of their obligations hereunder, both as of the date hereof and as of the date of Closing. Purchaser's obligations under this Agreement are and shall be subject to the conditions that:

              (a) the representations and agreements of SIHL and TCA contained herein shall be true and correct as of the date of Closing, and certificates, dated the date of Closing, signed by an authorized officer of SIHL and a Managing Partner of TCA, respectively, in form and substance satisfactory to Purchaser, shall be delivered to that effect (each solely with respect to itself);

              (b) Purchaser shall have successfully completed a debt offering to finance transactions referred to in Recital D above; and

              (c) as of the Closing, Purchaser will own the entire Original Partners' Percentage Interest in TCA, being exactly a 50% Percentage Interest in TCA, and by itself will be the Original Partner within the meaning of the TCA Partnership Agreement as then amended and in effect.

         9. SIHL's obligations under this Agreement shall be subject to the conditions that:

              (a) the representations and agreements of Purchaser and TCA contained herein shall be true and correct as of the date of Closing;

              (b) as of the Closing, Purchaser will own the entire Original Partners' Percentage Interest in TCA, being exactly a 50% Percentage Interest in TCA, and by itself will be the Original Purchaser within the meaning of the TCA Partnership Agreement as then amended and in effect; and


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              (c)  certificates, dated the date of Closing, signed by a Member of Purchaser and a Managing Partner of TCA, respectively, shall be delivered to the foregoing effect (each solely with respect to itself).

         10. This Agreement shall be binding upon, and inured to the benefit of, the parties hereto and their respective successors and assigns.



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         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.



SUN INTERNATIONAL HOTELS LIMITED

                                       By:_____________________________

                                            Its:____________________________


TRADING COVE ASSOCIATES

                                       By:  Sun Cove, Ltd.
                                       Its Managing Partner

                                       By:___________________________________

                                            Its:_____________________________


                                       and

                                       By:  LMW Investments Inc.
                                            Its: Managing Partner

                                       By:___________________________________

                                            Its:_____________________________


                                       WATERFORD GAMING, L.L.C.

                                       By:  Slavik Suites, Inc.
                                            Its: Member

                                       By:___________________________________

                                            Its:_____________________________

                                       and

                                       By:  LMW Investments Inc.
                                            Its: Managing Partner

                                       By:___________________________________

                                            Its:_____________________________

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          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.


                                        SUN INTERNATIONAL HOTELS LIMITED
                                        By:___________________________________

                                             Its:_____________________________


                                        TRADING COVE ASSOCIATES

                                        By:  Sun Cove, Ltd.
                                             Its Managing Partner
                                        By:___________________________________

                                             Its:_____________________________


                                        and

                                        By:  LMW Investments Inc.
                                             Its: Managing Partner

                                        By:___________________________________

                                             Its:_____________________________


                                        WATERFORD GAMING, L.L.C.

                                        By:  Slavik Suites, Inc.
                                             Its: Member

                                        By:___________________________________

                                             Its:_____________________________

                                        and

                                        By:  LMW Investments Inc.
                                             Its: Managing Partner

                                        By:___________________________________

                                             Its:_____________________________

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          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.



                                        SUN INTERNATIONAL HOTELS LIMITED

                                        By:___________________________________

                                             Its:_____________________________


                                        TRADING COVE ASSOCIATES

                                        By:  Sun Cove, Ltd.
                                             Its Managing Partner
                                        By:___________________________________

                                             Its:_____________________________


                                        and

                                        By:  LMW Investments Inc.
                                             Its: Managing Partner

                                        By:___________________________________

                                             Its:_____________________________


                                        WATERFORD GAMING, L.L.C.

                                        By:  Slavik Suites, Inc.
                                        Its: Member

                                        By:___________________________________

                                             Its:_____________________________

                                        and

                                        By:  LMW Investments Inc.
                                             Its: Managing Partner

                                        By:___________________________________

                                             Its:_____________________________


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